AMENDMENT NO. 2
#5082995.3
THIS AMENDMENT NO. 2 (this “Amendment”), entered into on December 30, 2015 to be effective as of December 30, 2015 (the “Effective Date”), is made by and among SPARK HOLDCO, LLC, a Delaware limited liability company, SPARK ENERGY, LLC, a Texas limited liability company, SPARK ENERGY GAS, LLC, a Texas limited liability company, CENSTAR ENERGY CORP, a New York corporation, CENSTAR OPERATING COMPANY, LLC, a Texas limited liability company, OASIS POWER HOLDINGS, LLC, a Texas limited liability company, and OASIS POWER, LLC, a Texas limited liability company (jointly, severally and together, the “Co-Borrowers,” and each individually, a “Co-Borrower”), SPARK ENERGY, INC., a Delaware corporation (the “Parent”), the Banks party hereto, and SOCIÉTÉ GÉNÉRALE, in its capacity as administrative agent under the Credit Agreement (as defined below) (in such capacity, the “Agent”). Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Co-Borrowers, the Parent, the Agent and the financial institutions party thereto (the “Banks”) have entered into that certain Amended and Restated Credit Agreement dated as of July 8 2015, as amended by that certain Amendment No. 1 dated effective as of October 30, 2015 (as amended and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the parties hereto have agreed to make certain amendments to the Credit Agreement as provided for herein;
NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:
SECTION 1.Amendments.
(a)    Section 1.01 of the Credit Agreement is hereby amended to include the following new defined term in its appropriate alphabetical order:
“Retailco” means Retailco, LLC, a Texas limited liability company.
(b)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following defined terms in their entirety as follows:
“Cure Contribution” means an equity contribution by NuDevco Holdings (or Retailco as its successor in interest), NuDevco Retail or the holder of an Equity Interest in Parent permitted by the applicable organizational documents of Parent or the incurrence of Subordinated Debt permitted by Section 7.13(c), in each case, for purpose of curing a Default or Event of Default which, without such contribution, would occur as a result of a failure to comply with Section 7.09(a), (b), (c) or (d).

“Tax Receivable Agreement” means the Tax Receivable Agreement dated as of the Closing Date among Parent, HoldCo, NuDevco Holdings (or Retailco as its successor in interest), and NuDevco Retail.
(c)    Section 7.15(c) of the Credit Agreement is hereby amended by replacing “NuDevco Holdings, NuDevco Retail and the holders of Equity Interests of Parent of HoldCo” with “the holders of Equity Interests of HoldCo”.
(d)    Section 8.01(j) of the Credit Agreement is hereby amended by replacing clause (vi) in its entirety as follows:
(vi) Parent and W. Keith Maxwell III (or trusts established for the benefit of W. Keith Maxwell III or his family members which are Controlled by W. Keith Maxwell III), collectively, cease to, directly or indirectly, own 100% of the Equity Interests of HoldCo, or
SECTION 2.    Effectiveness. This Amendment shall be effective as of the Effective Date upon the satisfaction of the following conditions precedent:
(a)    Documentation. The Agent shall have received counterparts hereof duly executed by the Co-Borrowers, the Parent, the Agent and the Majority Banks.
(b)    Fees and Expenses. The Co-Borrowers shall have paid all costs and expenses which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement.
(c)    Representations and Warranties. The representations and warranties contained in Section 3 hereof and in each of the other Loan Documents shall be true and correct in all material respects after giving effect to this Amendment (except to the extent such representations and warranties relate solely to an earlier date).
(d)    No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
SECTION 3.    Representations and Warranties. Each of the Co-Borrowers hereby represents and warrants that after giving effect hereto:
(a)    The execution, delivery and performance by each Loan Party of this Amendment, have been duly authorized by all necessary corporate or limited liability company action, as applicable, and do not and will not contravene, conflict with or result in any breach or contravention of, or the creation of any Lien under any of such Loan Party’s organizational and governing documents, or any document evidencing any contractual obligation to which such Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which such Loan Party or its property is subject or any Requirement of Law, to the extent any such contravention, conflict or breach has or could reasonably be expected to have a Material Adverse Effect on the Loan Parties, taken as a whole.

(b)    The representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date and after giving effect to this Amendment (except to the extent such representations and warranties relate solely to an earlier date).
(c)    No event has occurred and is continuing which constitutes a Default, an Event or Default or both.
SECTION 4.    Ratification of Obligations. Each of the Loan Parties hereby ratifies and confirms its Obligations under the Credit Agreement and the other Loan Documents and acknowledges that all other terms, provisions and conditions of the Credit Agreement and the other Loan Documents remain unchanged (except as modified hereby) and are in full force and effect.
SECTION 5.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the law (without reference to principles of conflicts of laws other than Sections 5-1401 and 5-1402 of the New York General Obligations Law) of the State of New York.
SECTION 6.    Execution in Counterparts. This Amendment may be executed by facsimile signatures or other electronic means with the same force and effect as if manually signed and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
SECTION 7.    Loan Document. This Amendment is a Loan Document.
SECTION 8.    Headings. The headings set forth in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
SECTION 9.    Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement and understanding among the parties and supersede all prior agreements and understandings, whether written or oral, among the parties hereto concerning the transactions provided herein and therein.
SECTION 10.    Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
CO-BORROWERS:

SPARK HOLDCO, LLC

By:	/s/ Georganne Hodges
Name:	Georganne Hodges
Title:	CFO

SPARK ENERGY, LLC

By:	/s/ Georganne Hodges
Name:	Georganne Hodges
Title:	CFO

SPARK ENERGY GAS, LLC

By:	/s/ Georganne Hodges
Name:	Georganne Hodges
Title:	CFO

CENSTAR ENERGY CORP

By:	/s/ Georganne Hodges
Name:	Georganne Hodges
Title:	CFO

CENSTAR OPERATING COMPANY, LLC

By:	/s/ Georganne Hodges
Name:	Georganne Hodges
Title:	CFO

Signature Page to Amendment No. 2
to Amended and Restated Credit Agreement
Spark Holdco, LLC, et al.

OASIS POWER HOLDINGS, LLC

By:	/s/ Georganne Hodges
Name:	Georganne Hodges
Title:	CFO

OASIS POWER, LLC

By:	/s/ Georganne Hodges
Name:	Georganne Hodges
Title:	CFO

PARENT:

SPARK ENERGY, INC.

By:	/s/ Georganne Hodges
Name:	Georganne Hodges
Title:	CFO

Signature Page to Amendment No. 2
to Amended and Restated Credit Agreement
Spark Holdco, LLC, et al.

SOCIÉTÉ GÉNÉRALE, as Administrative Agent, an Issuing Bank and a Bank
By:	/s/ Michiel V.M. van der Voort
Name:	Michiel V.M. van der Voort
Title:	Managing Director

Signature Page to Amendment No. 2
to Amended and Restated Credit Agreement
Spark Holdco, LLC, et al.

COMPASS BANK, as a Bank

By:	/s/ Tony Keranov
Name:	Tony Keranov
Title:	Vice President

Signature Page to Amendment No. 2
to Amended and Restated Credit Agreement
Spark Holdco, LLC, et al.

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND,” NEW YORK BRANCH, as a Bank

By:	/s/ Chan K. Park
Name:	Chan K. Park
Title:	Managing Director

By:	/s/ Chung Tack Oh
Name:	Chung Tack Oh
Title:	Executive Director

Signature Page to Amendment No. 2
to Amended and Restated Credit Agreement
Spark Holdco, LLC, et al.